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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-51430, 333-30344, 333-57150, 333-54944,
333-54942, 333-52972 and 333-50470), on Form S-4 (No. 333-50836) and on Form S-8
(Nos. 333-55978, 333-65923 and 333-53446) of Hanover Compressor Company of our report dated March 30, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Houston,Texas
April 2, 2001